UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2008

WILLIS GROUP HOLDINGS LIMITED

(Exact Name of Registrant as Specified in Its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

001-16503	98-0352587
(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited

Ten Trinity Square

London EC3P 3AX, England

(Address of Principal Executive Offices)

(44) (20) 7488-8111

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 7, 2008, an Agreement and Plan of Merger, dated as of the same date (the “Merger Agreement”), was entered into by and among Willis Group Holdings Limited (“Willis”), Hermes Acquisition Corp., a wholly-owned merger subsidiary of Willis (“Merger Sub”), and Hilb Rogal & Hobbs Company (“HRH”), pursuant to which, among other things, HRH will, subject to the terms and conditions of the Merger Agreement, merge (the “Merger”) with and into Merger Sub, with Merger Sub continuing as the surviving company and a wholly owned subsidiary of Willis.

Subject to the terms and conditions of the Merger Agreement, which has been approved by the Boards of Directors of Willis and HRH, if the Merger is completed, HRH common stock will be converted into the right to receive cash and/or Willis common stock with a value of $46.00 per share, subject to the collar described below and subject to potential proration and adjustment if either form of merger consideration is oversubscribed. In addition, if not exercised prior to completion of the Merger, outstanding HRH stock options and other stock-based awards will vest and be converted into stock options and stock-based awards with respect to shares of Willis common stock on otherwise substantially similar terms, with adjustments to reflect the exchange ratio. Upon consummation of the Merger, each share of restricted stock of HRH then outstanding will vest and be converted in the Merger into shares of Willis common stock on the same terms as all other shares of HRH common stock.

The Merger Agreement includes a collar. Half of the value of the per-share merger consideration, or $23.00 (representing the cash component), is always fixed, whether an HRH shareholder elects to receive cash or stock. The remaining value of the merger consideration (representing the stock component) is calculated based on the average trading price of Willis common stock during the ten-day period ending two days prior to the closing date, again, whether an HRH shareholder elects to receive cash or stock. If the average Willis stock price during this period is greater than or equal to $31.46 or less than or equal to $40.04, the stock component is fixed and is equal to $23.00. Outside this collar, the exchange ratio is fixed (based on the exchange ratio that would result at the top and bottom of the collar) and, therefore, the implied value of the stock component (based on the trading price of Willis common stock) may be more or less than $23.00. Depending on the Willis stock price, the implied value of the merger consideration may either be an amount greater or less than $46.00 per share. However, the implied value of the merger consideration (based on the ten-day pre-closing Willis trading price) will be the same regardless of whether HRH shareholders elect to receive stock or cash.

The Merger Agreement requires that sufficient shares of HRH common stock be converted into the cash merger consideration such that the total cash Merger consideration is equal to $23 times the number of shares of HRH common stock outstanding immediately prior to completion of the Merger; in addition, Willis has the right (but not the obligation) to increase the cash component of the merger consideration to an amount not greater than the amount required to convert all HRH shares electing the cash consideration and all shares that make no election into the cash merger consideration, provided that such increase does not change the tax treatment of the Merger. The Merger Agreement includes a proration and allocation mechanism to ensure that the total cash merger consideration equals such amount and, consequently, regardless of whether HRH shareholders elect cash or stock, they may receive the other form of merger consideration. The Merger Agreement also limits the maximum number of shares of Willis common stock that may be issued upon the conversion of common stock in the Merger to an amount not exceeding 19.9% of the Willis common stock outstanding immediately prior to the consummation of the Merger, and the Merger Agreement provides for adjustments to the Merger consideration to effect such limitation.

The Merger Agreement, attached as Exhibit 2.1 hereto, contains (a) customary representations and warranties of HRH and Willis, including, among others: corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, documents filed with the SEC and financial statements, absence of certain changes, litigation, property and insurance and additional customary representations by HRH, including, among others, employee matters, environment matters, certain contracts and intellectual property and additional customary representations by Willis including financing, and (b) covenants of the parties to conduct their respective businesses in the ordinary course and otherwise in accordance with the terms of the Merger Agreement until the Merger is completed, as well as covenants with respect to, among other things, cooperation on seeking regulatory approvals and financing and access to each other’s information. HRH has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions, or enter into any agreement, concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (a) have been qualified by confidential disclosures made to the other party in connection with the Merger Agreement, (b) will not survive consummation of the Merger, (c) are subject to materiality standards that may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (e) may have been included in the Merger Agreement for the purpose of allocating risk between Willis and HRH rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Merger that will be contained in, or incorporated by reference into, the registration statement on form S-4, including a proxy statement of HRH, that will be filed in connection with the Merger, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Willis and HRH make with the Securities and Exchange Commission (“SEC”).

Consummation of the Merger, which is currently anticipated to occur in the fourth quarter of 2008, is subject to certain conditions, including, among others, HRH shareholder approval, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of the representations and warranties of the other party and compliance by the other party with its obligations under the Merger Agreement, and receipt by each party of customary opinions from its counsel that the Merger will qualify as a tax-free reorganization for federal income tax purposes.

The Merger Agreement contains certain termination rights for Willis and HRH, as the case may be, applicable upon: final, non-appealable denial of required regulatory approvals; the failure of the Merger to be completed by March 7, 2009, subject to extension in limited situations; a breach by the other party of the Merger Agreement that is not or cannot be cured within 30 days’ notice of such breach if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; failure to obtain shareholder approval; in the case of Willis only, a failure by the Board of Directors of HRH to recommend the Merger to its shareholders, to maintain such recommendation and to reject competing alternative business combination proposals, or a breach by HRH of its obligations in any material respect regarding its obligations to seek HRH shareholder approval of the Merger Agreement and to not solicit alternative business combination proposals; and, in the case of HRH only, entering into an alternative business combination proposal that is a superior proposal within the meaning of the Merger Agreement. In addition, the Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, HRH may be required to pay Willis a termination fee equal to $74 million.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated into this report by reference.

Forward-Looking Statements

This communication may contain forward-looking information regarding Willis Group Holdings Limited and Hilb Rogal & Hobbs Company and the combined company after the completion of the transaction that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the potential benefits of the business combination transaction involving Willis and HRH, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based on current beliefs, expectations, forecasts and assumptions of Willis’s and HRH’s management that are subject to risks and uncertainties which could cause actual outcomes and results to differ materially from these statements. Other risks and uncertainties relating to the proposed transaction include, but are not limited to, the satisfaction of conditions to closing, including receipt of shareholder, regulatory and other approvals on the proposed terms and schedule, the proposed transaction may not be consummated on the proposed terms and schedule, uncertainty of the expected financial performance of Willis following completion of the proposed transaction, Willis may not be able to achieve the expected cost savings, synergies and other strategic benefits as a result of the proposed transaction or may take longer to achieve the cost savings, synergies and benefits than expected, the integration of HRH with Willis’s operations may not be successful or may be materially delayed or may be more costly or difficult than expected, general industry and market conditions, general domestic and international economic conditions and governmental laws and regulations affecting domestic and foreign operations.

For more information regarding other related risks, see Item 1A of Willis’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and Item 1A of HRH’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and similar sections of each company’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2008. Copies of said 10-Ks and 10-Qs are available online at http://www.sec.gov or on request from the applicable company. You should not place undue reliance on forward-looking statements, which speak only as of the date of this communication. Except for any obligation to disclose material information under the Federal securities laws, Willis and HRH undertake no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this communication.

Important Merger Information

In connection with the proposed transaction, Willis and HRH intend to file relevant materials with the Securities and Exchange Commission (“SEC”). Willis will file with the SEC a Registration Statement on Form S-4 that includes a proxy statement of HRH that also constitutes a prospectus of Willis. HRH will mail the proxy statement/prospectus to its shareholders. Investors are urged to read the proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Investors will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Willis and HRH without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. You may also obtain these documents, free of charge, from Willis’s website (www.willis.com) under the tab “Investor Relations” and then under the heading “Financial Reporting” then under the item “SEC Filings.” You may also obtain these documents, free of charge, from HRH’s website (www.hrh.com) under the heading “Investor Relations” and then under the tab “SEC Filings.”

Willis, HRH and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from HRH shareholders in connection with the proposed transaction. Information about Willis’s directors and executive officers is available in Willis’s proxy statement, dated March 17, 2008. Information about HRH’s directors and executive officers is available in HRH’s proxy statement, dated March 31, 2008. Additional information about the interests of potential participants will be included in the prospectus/proxy statement when it becomes available. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus, meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of June 7, 2008, by and among Willis Group Holdings Limited, Hermes Acquisition Corp. and Hilb Rogal & Hobbs Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2008

WILLIS GROUP HOLDINGS LIMITED

By:	/s/ Adam G. Ciongoli
Name:	Adam G. Ciongoli
Title:	General Counsel

EXHIBIT INDEX

Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of June 7, 2008, by and among Willis Group Holdings Limited, Hermes Acquisition Corp. and Hilb Rogal & Hobbs Company.

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